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                                                                    Exhibit 99.2

                             TRIPATH IMAGING, INC.


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


         Each of the undersigned officers of TriPath Imaging, Inc. (the "Company") certifies, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   March 24, 2003                      /s/ Paul R. Sohmer, M.D.
                                             -----------------------------------
                                             Paul R. Sohmer, M.D.
                                             Chief Executive Officer


Dated:   March 24, 2003                      /s/ Stephen P. Hall
                                             -----------------------------------
                                             Stephen P. Hall
                                             Chief Financial Officer






A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.